SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

           Filed pursuant to Section 13 or 15(d) of

              THE SECURITIES EXCHANGE ACT OF 1934

                May 3, 1996 (May 1, 1996)
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        Date of Report (Date of earliest event reported)

                      OLSTEN CORPORATION
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      (Exact name of registrant as specified in charter)


                           Delaware
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        (State or other jurisdiction of incorporation)


                            0-3532
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                   (Commission File Number)


                          13-2610512
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               (IRS Employer Identification No.)


                     175 Broad Hollow Road
                 Melville, New York 11747-8905
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           (Address of principal executive officers)



                        (516) 844-7800
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     (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS
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     On May 1, 1996, the Registrant, QHR Acquisition Corp., a
wholly-owned subsidiary of the Registrant ("Merger Sub"), and Quantum Health Resources, Inc. ("Quantum") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Merger Sub will be merged with and into Quantum and Quantum will become a wholly-owned subsidiary of Olsten. The Merger Agreement is filed as Exhibit 2(a) to this Form 8-K and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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   (c) Exhibits.

     Exhibit 2(a) -- Agreement and Plan of Merger dated May 1,
1996, by and among Olsten Corporation, QHR Acquisition Corp. and
Quantum Health Resources, Inc.

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                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              OLSTEN CORPORATION
                                 (REGISTRANT)


Date:  May 3, 1996    By:   /s/  William P. Costantini
                                 William P. Costantini
                                 Senior Vice President